UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2009 (October 29, 2009)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

See Item 7.01 below.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 26, 2009, Hertz Global Holdings, Inc. (“Hertz Holdings”) issued a press release announcing certain financial results for the three months ended September 30, 2009 and earnings guidance for the full year of 2009.  A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated by reference herein. Hertz Holdings utilized certain non-GAAP financial measures in the press release that are detailed in the document attached as Exhibit 99.1 to this current report and incorporated by reference herein.

On October 29, 2009, Hertz Holdings issued a press release announcing its financial results for the three months ended September 30, 2009.  As described in the press release, Hertz Holdings will host a conference call for investors to discuss its financial results for the three months ended September 30, 2009 on October 30, 2009.  A copy of the press release is attached as Exhibit 99.2 to this current report and incorporated by reference herein.  Hertz Holdings utilized certain non-GAAP financial measures in the press release that are detailed in the document attached as Exhibit 99.2 to this current report and incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include information concerning Hertz Holdings’ outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “forecast” or similar expressions. These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances. As you read this report, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect Hertz Holdings’ actual results and its ability to implement its cost savings and efficiency initiatives successfully, and could cause Hertz Holdings’ actual results to differ materially from those expressed in the forward-looking statements. Some important factors include: Hertz Holdings’ operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity; and availability of additional or continued fleet financing including as a result of the financial instability of the entities providing credit support; the financial instability of the manufacturers of our cars; anticipated growth; economies of scale; the economy; future economic performance; Hertz Holdings’ ability to maintain profitability during adverse economic cycles, potential tangible and intangible asset impairment charges and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to Hertz Holdings or persons acting on Hertz Holdings’ behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Hertz Holdings cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in Hertz Holdings’ Annual Report on Form 10-K for the year ended December 31, 2008,  as filed with the United States Securities and Exchange Commission, or the “SEC,” on March 3, 2009, and its Quarterly Report on Form 10-Q for the three months ended June 30, 2009, as filed with the SEC on August 7, 2009, could affect Hertz Holdings’ future results and the outcome of its implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in Hertz Holdings’ forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release of Hertz Holdings dated October 26, 2009

Exhibit 99.2 Press Release of Hertz Holdings dated October 29, 2009

Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ ELYSE DOUGLAS
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer

Date:  October 29, 2009